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                      Morgan Stanley Fundamental Value Fund
                          Item 77(O) 10F-3 Transactions
                       April 1, 2009 - September 30, 2009

                                                                  AMOUNT OF    % OF      % OF
                                     OFFERING                       SHARES    OFFERING   FUNDS
  SECURITY      PURCHASE/   SIZE OF  PRICE OF     TOTAL AMOUNT    PURCHASED  PURCHASED   TOTAL
  PURCHASED    TRADE DATE  OFFERING   SHARES       OF OFFERING     BY FUND    BY FUND   ASSETS     BROKERS     PURCHASED FROM
-------------  ----------  --------  --------  -----------------  ---------  ---------  ------  -------------  --------------
    BB & T      05/12/09       --     $20.000     $1,500,000,000     8,600      0.01%    0.38%    Goldman,     Goldman Sachs
 Corporation                                                                                      Sachs &
                                                                                                 Co., J.P.
                                                                                                  Morgan,
                                                                                                  Morgan
                                                                                                 Stanley,
                                                                                                   BB&T
                                                                                                  Capital
                                                                                                  Markets

 State Street   05/18/09       --     $39.000     $2,000,037,000     1,900      0.00%    0.16%    Goldman,     Goldman Sachs
 Corporation                                                                                    Sachs & Co.,
                                                                                                   Morgan
                                                                                                  Stanley,
                                                                                                  Barclays
                                                                                                  Capital,
                                                                                                   Credit
                                                                                                   Suisse,
                                                                                                   Merrill
                                                                                                Lynch & Co.,
                                                                                                     UBS
                                                                                                 Investment
                                                                                                    Bank

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   SunTrust     06/01/09       --     $13.000     $1,404,000,000     1,200      0.00%    0.34%    Goldman,     Goldman Sachs
  Banks Inc.                                                                                    Sachs & Co.,
                                                                                                   Morgan
                                                                                                  Stanley,
                                                                                                   Sandler
                                                                                                  O'Neil &
                                                                                                  Partners,
                                                                                                    L.P.,
                                                                                                  SunTrust
                                                                                                  Robinson
                                                                                                  Humphrey

  Prudential    06/02/09       --     $99.997    $750,000,000.00     5,000      0.00%    0.04%     Goldman,    Goldman, Sachs
  Financial                                                                                     Sachs & Co.,
 Inc. 7.375%                                                                                      Citigroup
due 6/15/2019                                                                                      Global
                                                                                                   Markets
                                                                                                  Inc., BNP
                                                                                                   PARIBAS
                                                                                                 Securities
                                                                                                   Corp.,
                                                                                                   Credit
                                                                                                   Suisse
                                                                                                 Securities
                                                                                                 (USA) LLC,
                                                                                                 Mitsubishi
                                                                                                     UFJ
                                                                                                 Securities
                                                                                                 (USA) Inc.,
                                                                                                Loop Capital
                                                                                                Markets, LLC,
                                                                                                   Muriel
                                                                                                  Diebert &
                                                                                                  Co., Inc.
                                                                                                  Samuel A.
                                                                                                  Ramirez &
                                                                                                  Co. Inc.,
                                                                                                The Williams
                                                                                                   Capital
                                                                                                 Group, L.P.

   Bunge Ltd    06/04/09       --     $99.997       $600,000,000     5,000      0.00%    0.04%   BNP PARIBAS,  JP Morgan
Finance Corp.                                                                                      Morgan
  8.500% due                                                                                      Stanley,
  6/15/2019                                                                                     J.P. Morgan,
                                                                                                  RBS, BBVA
                                                                                                 Securities,
                                                                                                    HSBC,
                                                                                                 Mitsubishi
                                                                                                     UFJ
                                                                                                 Securities,
                                                                                                    Rabo
                                                                                                 Securities
                                                                                                 USA, Inc.,
                                                                                                   CALYON,
                                                                                                    Citi,
                                                                                                   SOCIETE
                                                                                                  GENERALE,
                                                                                                     ING
                                                                                                 Wholesale,
                                                                                                  Standard
                                                                                                  Chartered
                                                                                                    Bank

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    Express     06/04/09       --     $99.574  $1,000,000,000.00     5,000      0.00%    0.04%   Citi, Credit  CSFB
 Scripts Inc.                                                                                      Suisse,
 6.250% due %                                                                                   CALYON, RBS,
due 6/15/2014                                                                                     Deutsche
                                                                                                    Bank
                                                                                                 Securities,
                                                                                                   Scotia
                                                                                                  Capital,
                                                                                                  Wachovia
                                                                                                 Securities,
                                                                                                J.P. Morgan,
                                                                                                 Mitsubishi
                                                                                                     UFJ
                                                                                                 Securities,
                                                                                                  SunTrust
                                                                                                  Robinson
                                                                                                  Humphrey

Transatlantic   06/04/09       --     $38.000       $988,000,000     3,200      0.01%    0.26%   J.P. Morgan,  JP Morgan
Holdings Inc.                                                                                     Dowling &
  6/15/2014                                                                                       Partners,
                                                                                                  Goldman,
                                                                                                Sachs & Co.,
                                                                                                   Lazard
                                                                                                   Capital
                                                                                                  Markets,
                                                                                                  Fox-Pitt
                                                                                                   Kelton
                                                                                                   Cochran
                                                                                                   Caronia
                                                                                                   Walker,
                                                                                                   Morgan
                                                                                                   Stanley

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  KFW 4.875%    06/09/09       --     $99.703     $3,000,000,000    25,000      0.00%    0.22%     Barclays    Goldman Sachs
due 6/17/2019                                                                                     Capital,
                                                                                                    Citi,
                                                                                                   Goldman
                                                                                                    Sachs
                                                                                                International

  Sealed Air    06/12/09       --     $97.837    $400,000,000.00     5,000      0.00%    0.04%    Banc of      Banc of
 Corp. 7.875%                                                                                      America     America
due 6/15/2017                                                                                    Securities
                                                                                                 LLC, Citi,
                                                                                                   Credit
                                                                                                   Suisse,
                                                                                                   Morgan
                                                                                                  Stanley,
                                                                                                RBS, CALYON,
                                                                                                 BNP PARIBAS

    Telecom     06/15/09       --    $100.000  $1,000,000,000.00    15,000      0.00%    0.13%      BNP        Goldman Sachs
    Italia                                                                                        PARIBAS,
  Capital SA                                                                                      Deutsche
  7.175% due                                                                                        Bank
  6/18/2019                                                                                      Securities,
                                                                                                  Goldman,
                                                                                                Sachs & Co.,
                                                                                                J.P. Morgan,
                                                                                                 Mitsubishi
                                                                                                     UFJ
                                                                                                 Securities,
                                                                                                   Morgan
                                                                                                   Stanley

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  Time Warner   06/24/09       --     $97.131  $1,000,000,000.00    10,000      0.00%    0.09%    Banc of      Banc of
  Cable Inc.                                                                                       America     America
  due 6.750%                                                                                     Securities
due 6/15/2039                                                                                     LLC, BNP
                                                                                                  PARIBAS,
                                                                                                    Citi,
                                                                                                 Mitsubishi
                                                                                                     UFJ
                                                                                                 Securities,
                                                                                                  Barclays
                                                                                                  Capital,
                                                                                                  Deutsche
                                                                                                    Bank
                                                                                                 Securities,
                                                                                                 Lloyds TSB
                                                                                                  Corporate
                                                                                                Markets, RBS
                                                                                                  Greenwich
                                                                                                  Capital,
                                                                                                  Blaylock
                                                                                                 Robert Van,
                                                                                                LLC, CALYON,
                                                                                                  Goldman,
                                                                                                Sachs & Co.,
                                                                                                   Mizuho
                                                                                                 Securities
                                                                                                  USA Inc.,
                                                                                                   Scotia
                                                                                                  Capital,
                                                                                                 Mitsubishi
                                                                                                     UFJ
                                                                                                 Securities,
                                                                                                    Daiwa
                                                                                                 Securities
                                                                                                   America
                                                                                                 Inc., HSBC,
                                                                                                   Morgan
                                                                                                  Stanley,
                                                                                                  Wachovia
                                                                                                 Securities,
                                                                                                Loop Capital
                                                                                                Markets, LLC

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